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                EXHIBIT 1.1 - COMPANY'S CORPORATE STRUCTURE CHART

                                                                       International Uranium
                                                                            Corporation
                                                                             (Canada)
                                                                                *
                                                                                *
                                     *************************************************************************************
                                     *                                               *                                   *
                                     *                                               *                                   *
                                    100%                                            100%                                100%
                       International Uranium Holdings                       International Uranium              International Uranium
                                 Corporation                                  (Bermuda I) LTD                    (Sask) Corporation
                                 (Delaware)                                      (Bermuda)                           (Canada)
                                     *                                               *
                                     *                        ********************************************************
                                     *                        *                                                      *
                                     *                        *                                                      *
            100%                     *                       100%                                                   100%
International Uranium Recovery *******              International Uranium                              International Uranium Company
        Corporation                  *                (Bermuda II) LTD                                         (Mongolia) LTD
         (Delaware)                  *                    (Bermuda)                                               (Bermuda)
              *                      *                       *                                                        *
              *                      *                       *                                                        *
              *                      *                       *                                                        *
             99%                     *                      100%                             100%                     *
    IUC Recovery LLC 1%  *************                Shiveen Gol XXK           Mongolia Resources Exploration ********
         (Colorado)                  *                   (Mongolia)                          XXK                      *
              *                      *                                                    (Mongolia)                  *
              *                      *                                                                                *
              *                      *                                                                                *
             50%                     *                                                        70%                     *
  Urizon Recovery System LLC         *                                            Gurvan Saihan Joint Venture  ********
        (Delaware)                   *                                                    (Mongolia)
                                     *
                                     *
                                     *
            100%                     *                       100%
 International Uranium (USA) ********************** IUC White Mesa Mill LLC
        Corporation                  *                    (Colorado)
        (Delaware)                   *
                                     *
                                     *
                                     *
           100%                      *                     100%
   IUC Exploration LLC **************************** IUC Reno Creek LLC
       (Colorado)                    *                  (Colorado)
                                     *
                                     *
           100%                      *                     100%
   IUC Sunday Mine LLC ************************* IUC Colorado Plateau LLC
       (Colorado)                    *                  (Colorado)
                                     *
                                     *
          100%                       *                      100%
  IUC Arizona Strip LLC **************************** IUC Properties LLC
       (Colorado)                                     (Colorado)
